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                                                               Exhibit 10.3.4.b


                                 FURTHER CONSENT
                                 ---------------


                  FURTHER CONSENT (this "Consent"), dated as of February 12, 1999, given under the Business Purpose Revolving Promissory Note (Swing Line), dated August 4, 1998 (the "Note"), by Telxon Corporation (the "Borrower") in favor of Bank One, NA (the "Bank").

                                    RECITALS
                                    --------

I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Note.

II. The Borrower and the Bank are parties to a Consent, dated as of December 29, 1998 (the "Original Consent") pursuant to which the Bank has consent to the Waiver and Agreement, dated as of even date with the Original Consent (the "Amendment"), under the Credit Agreement, dated as of March 8, 1996, by and among the Borrower, the lenders party thereto, and The Bank of New York, as issuer, swing line lender and agent (as amended from time to time, the "Credit Agreement").

III. The Borrower has requested that the parties to the Credit Agreement grant a further waiver to the Borrower under the Credit Agreement, including an extension of the waiver granted under the Amendment, such further waiver being substantially in the form of the Waiver Extension and Agreement attached as Exhibit A hereto (the "Further Amendment"), and accordingly, has requested that the Bank consent to the Further Amendment.

IV. Certain defaults have occurred or may occur under the Credit Agreement and the Note, which defaults are being waived in the manner, and for the period, provided in the Further Amendment and hereunder.

                  Accordingly, in consideration of the Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank does hereby agree as follows:

                  1. CONSENT. The Bank does hereby consent to the execution and delivery by the Borrower of the Further Amendment, provided that this Consent shall not become effective unless and until the Borrower shall have provided the Bank with written certification that the Borrower's Eligible Accounts Receivable and Eligible Inventory (as such terms are defined in the Credit Agreement) as of January 31, 1999 are sufficient under the formula set forth in Section 2(i) of the Amendment, as being modified by the Further Amendment, to support the Borrower's currently outstanding borrowings under the Credit Agreement. Subject to the Bank's receipt of the foregoing certification, this Consent will be effective until March 26, 1999. The Bank further agrees that the effectiveness of the Original Consent shall not expire as of the time provided therein but shall be extended and remain in effect for and until the end of the period specified in the immediately preceding sentence.
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                  2. AFFIRMATION; ACKNOWLEDGMENTS. The Borrower hereby (i)
         reaffirms and admits the validity and (subject to the terms of the Credit Agreement as referenced in and made a part of the terms of the Note, as such Credit Agreement terms are waived or modified by the Amendment and the Further Amendment) enforceability of the Note and all of its obligations thereunder as of the date hereof, (ii) acknowledges that the Bank is in compliance with all of its obligations under the Note as of the date hereof and (iii) acknowledges that no further draws can be made by the Borrower under the Note without the consent of the Bank.

                  3. CONSENT LIMITED. In all other respects, the Note shall remain in full force and effect.

                  4. COUNTERPARTS. This Consent may be executed in any number of counterparts all of which, taken together shall constitute one Consent. In making proof of this Consent, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

                  5. GOVERNING LAW. THIS CONSENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF OHIO AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  IN WITNESS WHEREOF, each of the undersigned have caused this Consent to be executed on its behalf as of the date first above written.


                                  BANK ONE, NA


                                  By:    /s/ Susan D. Steiger
                                        -----------------------------------
                                  Name:      Susan D. Steiger
                                        -----------------------------------
                                  Title:     Vice President
                                        -----------------------------------


                                  TELXON CORPORATION


                                   By:  /s/ Kenneth W. Haver
                                        -----------------------------------
                                        Kenneth W. Haver,
                                        Senior Vice President and
                                        Chief Financial Officer

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